REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                               ON INTERNAL CONTROL


BOARD OF TRUSTEES
THE TIMOTHY PLAN
WINTER PARK, FLORIDA

In planning and performing our audit of the financial statements of The Timothy Plan Strategic Growth Portfolio Variable Series and The Timothy Plan Conservative Growth Portfolio Variable Series, each a series of shares of The Timothy Plan for the year ended December 31, 2003, we considered their internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of the Funds is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with accounting principles generally accepted in the United States of America. Those controls include the safeguarding of assets against unauthorized acquisition, use, or disposition.

Because of inherent limitations in any internal control, errors or fraud may occur and not be detected. Also, projection of any evaluation of the internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of the internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses, as defined above, as of December 31, 2003.

This report is intended solely for the information and use of management and the Board of Trustees of The Timothy Plan and the Securities and Exchange Commission, and is not intended to be and should not be used by anyone other than these specified parties.


                                                            TAIT, WELLER & BAKER
PHILADELPHIA, PENNSYLVANIA
FEBRUARY 13, 2004

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                               ON INTERNAL CONTROL


BOARD OF TRUSTEES
THE TIMOTHY PLAN
WINTER PARK, FLORIDA

In planning and performing our audit of the financial statements of The Timothy Plan Small-Cap Variable Series, a series of shares of The Timothy Plan for the year ended December 31, 2003, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of the Fund is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with accounting principles generally accepted in the United States of America. Those controls include the safeguarding of assets against unauthorized acquisition, use, or disposition.

Because of inherent limitations in any internal control, errors or fraud may occur and not be detected. Also, projection of any evaluation of the internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of the internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses, as defined above, as of December 31, 2003.

This report is intended solely for the information and use of management and the Board of Trustees of The Timothy Plan and the Securities and Exchange Commission, and is not intended to be and should not be used by anyone other than these specified parties.


                                                            TAIT, WELLER & BAKER
PHILADELPHIA, PENNSYLVANIA
FEBRUARY 13, 2004

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                               ON INTERNAL CONTROL


BOARD OF TRUSTEES
THE TIMOTHY PLAN
WINTER PARK, FLORIDA

In planning and performing our audit of the financial statements of The Timothy Plan Aggressive Growth Fund, The Timothy Plan Conservative Growth Fund, The Timothy Plan Fixed Income Fund, The Timothy Plan Small-Cap Value Fund, The Timothy Plan Large Mid/Cap Growth Fund, The Timothy Plan Large Mid/Cap Value Fund, The Timothy Plan Money Market Fund, and The Timothy Plan Strategic Growth Fund, each a series of shares of The Timothy Plan for the year ended December 31, 2003, we considered their internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of the Funds is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with accounting principles generally accepted in the United States of America. Those controls include the safeguarding of assets against unauthorized acquisition, use, or disposition.

Because of inherent limitations in any internal control, errors or fraud may occur and not be detected. Also, projection of any evaluation of the internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of the internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses, as defined above, as of December 31, 2003.

This report is intended solely for the information and use of management and the Board of Trustees of The Timothy Plan and the Securities and Exchange Commission, and is not intended to be and should not be used by anyone other than these specified parties.

                                                            TAIT, WELLER & BAKER
PHILADELPHIA, PENNSYLVANIA
FEBRUARY 13, 2004